Exhibit 99.7

NORTH FORK BANCORPORATION, INC.
COMBINED WITH GREENPOINT FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED BALANCE SHEET
September 30, 2004
(In thousands, except ratios)

	North Fork	GreenPoint	Pro Forma Adjustments						Pro Forma
	Historical	Historical	Debits			Credits			Combined
Assets:
Cash & Due from Banks	$456,458	$310,718	$358,311	(2C	)	$201,813	(3)		$1,015,576
			136,902	(2B	)	$45,000	(2F	)
Money Market Investments	768,580	187,818				750,000	(7)		206,398
Securities:
Available-for-Sale	8,648,172	6,790,868	103,043	(2B	)	103,043	(2D	)	15,439,040
Held-to-Maturity	149,103	4,920							154,023

Total Securities	8,797,275	6,795,788	103,043			103,043			15,593,063

Loans Held-for-Sale	2,388	5,060,115	65,000	(2D	)				5,127,503
Loans Held-for-Investment	15,871,222	12,834,048	86,204	(2D	)				28,791,474
Less: Allowance for Loan Losses	138,797	77,726							216,523

Net Loans Held-for-Investment	15,732,425	12,756,322	86,204			—			28,574,951

Goodwill	1,003,927	395,065	4,907,738	(2)		395,065	(2B	)	5,911,665
Identifiable Intangibles	46,452	—	113,726	(2E	)				160,178
Premises & Equipment, net	227,280	180,478	45,674	(2D	)				453,432
Other Assets	468,023	1,275,645	165,170	(2D	)	38,667	(2E	)	1,872,117
			43,878	(3)		41,932	(2B	)

Total Assets	$27,502,808	$26,961,949	$6,025,646			$1,575,520			$58,914,883

Liabilities:
Deposits:
Demand	$5,574,161	$519,633	—			—			$6,093,794
Savings	4,592,746	3,384,765	—			—			7,977,511
NOW & Money Market	6,466,290	5,256,624	—			—			11,722,914
Time	3,515,007	3,682,612	—			62,496	(2D	)	7,260,115

Total Deposits	20,148,204	12,843,634	—			62,496			33,054,334

Fed. Funds Purch. & Collateralized Borrowings	3,739,734	10,709,882	750,000	(7)		251,589	(2D	)	13,951,205
Subordinated Debt	478,835	149,840				36,850	(2D	)	665,525
Junior Subordinated Debt	267,360	199,785				31,413	(2D	)	498,558
Senior Notes	—	354,117	4,176	(2D	)				349,941
Accrued Expenses & Other Liabilities	405,876	760,235				206,263	(2D,8)		1,372,374

Total Liabilities	$25,040,009	$25,017,493	$754,176			$588,611			$49,891,937

Stockholders’ Equity:
Common Stock	$1,931	$1,654	$1,654	(2B	)	$1,518	(2A	)	$3,449
Additional Paid in Capital	1,116,841	997,419	997,419	(2B	)	6,604,892	(2A	)	7,721,733
Retained Earnings	1,992,873	1,997,089	2,043,352	(2B,8)					1,946,610
Accumulated Other Comprehensive Income	4,806	(61,111)				61,111	(2B	)	4,806
Deferred Compensation	(84,073)	(80,074)				80,074	(2B	)	(84,073)
Treasury Stock, at Cost	(569,579)	(910,521)				910,521	(2B	)	(569,579)

Total Stockholders’ Equity	2,462,799	1,944,456	3,042,425			7,658,116			9,022,946

Total Liabilities and Stockholders’ Equity	$27,502,808	$26,961,949	$3,796,601			$8,246,727			$58,914,883

	North Fork	GreenPoint							Pro Forma
Capital Ratios:	Historical	Historical							Combined

Tier 1 Capital	10.12%	10.80%							10.23%
Risk Adjusted Capital	14.04%	12.18%							12.87%
Leverage Capital	6.32%	6.81%							6.36%

See “Notes to the Unaudited Pro Forma Combined Condensed Financial Statements”

NORTH FORK BANCORPORATION, INC.
COMBINED WITH THE TRUST COMPANY OF NEW JERSEY & GREENPOINT FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
For the Twelve Months Ended December 31, 2003
(in thousands, except per share amounts)

	North Fork	TCNJ	Pro Forma Adjustments				North Fork/ TCNJ Pro Forma	GreenPoint	Pro Forma Adjustments				Pro Forma
	Historical	Historical	Debits		Credits		Combined	Historical	Debits		Credits		Combined
Interest Income:
Loans	$789,136	$134,377			$11,013	(9)	$934,526	$913,320	$15,673	(4)			$1,832,173
Securities	321,129	68,974			3,614	(9)	393,717	218,816			23,946	(4)	636,479
Money Market Investments	640	1,234					1,874	16,128					18,002

Total Interest Income	1,110,905	204,585	—		14,627		1,330,117	1,148,264	15,673		23,946		2,486,654

Interest Expense:
Savings, NOW & Money Market Deposits	58,008	14,641					72,649	93,870					166,519
Time Deposits	54,127	35,903			5,568	(9)	84,462	139,582			31,248	(4)	192,796
Federal Funds Purchased & Collateralized Borrowings	150,724	28,103			11,296	(9)	167,531	214,004			76,230	(4)	305,305
Subordinated Debt	23,611	—					23,611	14,016			6,142	(4)	31,485
Capital Securities	8,921	—					8,921	18,300			1,384	(4)	25,837
Senior Notes	—	—					—	5,718	1,129	(4)			6,847

Total Interest Expense	295,391	78,647	—		16,864		357,174	485,490	1,129		115,004		728,789

Net Interest Income	815,514	125,938	—		31,491		972,943	662,774	16,802		138,950		1,757,865
Provision for Loan Losses	26,250	12,800					39,050	4,119					43,169

Net Interest Income after Provision for Loan Losses	789,264	113,138	—		31,491		933,893	658,655	16,802		138,950		1,714,696

Non-Interest Income:
Customer Related Fees & Service Charges	82,406	19,282					101,688	56,403					158,091
Investment Management, Commissions & Trust Fees	13,712	2,012					15,724	12,280					28,004
Mortgage Banking Income	10,065	11,439					21,504	500,181	65,000	(4)			456,685
Other Income	33,866	5,517					39,383	14,056					53,439
Securities Gains, net	15,762	1,190					16,952	3,474					20,426

Total Non-Interest Income	155,811	39,440	—		—		195,251	586,394	65,000		—		716,645

Non-Interest Expense:
Employee Compensation & Benefits	191,758	52,496					244,254	275,318					519,572
Occupancy & Equipment, net	66,929	24,091	462	(9)			91,482	86,144	141	(4)			177,767
Other Operating Expenses	71,661	42,190					113,851	131,488					245,339
Amortization of Identifiable Intangibles	3,567	194	8,218	(9)			11,979	—	25,795	(4)			37,774
Merger Related Costs	—	7,173					7,173	—					7,173
Debt Restructuring Costs	11,955	6,027					17,982	—					17,982

Total Non-Interest Expense	345,870	132,171	8,680		—		486,721	492,950	25,936		—		1,005,607

Income Before Income Taxes on Continuing Operations	599,205	20,407	8,680		31,491		642,423	752,099	107,738		138,950		1,425,734
Provision for Income Taxes on Continuing Operations	202,840	2,336	2,951		10,707		212,932	280,757	36,631		47,243		504,301

Net Income from Continuing Operations	$396,365	$18,071	$5,729		$20,784		$429,491	$471,342	$71,107		$91,707		$921,433

Earnings Per Share on Continuing Operations:
Basic	$2.63	$0.99					$2.51	$3.86					$2.81
Diluted	2.60	0.95					2.48	3.78					2.80
Weighted Average Shares Outstanding:
Basic	150,869	18,339			(6)		171,242	122,233			(6)		327,828
Diluted	152,516	18,934			(6)		172,889	124,620			(6)		329,475

See “Notes to the Unaudited Pro Forma Combined Condensed Financial Statements"

NORTH FORK BANCORPORATION, INC.
COMBINED WITH THE TRUST COMPANY OF NEW JERSEY & GREENPOINT FINANCIAL CORP.
UNAUDITED PRO FORMA COMBINED CONDENSED CONSOLIDATED STATEMENT OF INCOME
For the Nine Months Ended September 30, 2004
(in thousands, except per share amounts)

	North Fork	TCNJ	Pro Forma Adjustment(1)				North Fork/ TCNJ ProForma	GreenPoint	Pro Forma Adjustments				Pro Forma
	Historical	Historical (1)	Debits		Credits		Combined	Historical	Debits		Credits		Combined
Interest Income:
Loans	$645,858	$48,478			$3,614	(9)	$697,950	$675,483	$10,580	(4)			$1,362,853
Securities	259,652	21,797			1,355	(9)	282,804	216,198	2,153	(7)	13,469	(4)	510,318
Money Market Investments	2,856	225					3,081	9,419					12,500

Total Interest Income	908,366	70,500	—		4,969		983,835	901,100	12,733		13,469		1,885,671

Interest Expense:
Savings, NOW & Money Market Deposits	57,040	4,668					61,708	75,679					137,387
Time Deposits	36,852	10,804			1,392	(9)	46,264	73,292			15,624	(4)	103,932
Federal Funds Purchased & Collateralized Borrowings	93,791	9,754			4,152	(9)	99,393	177,815			54,887	(4)	220,168
											2,153	(7)
Subordinated Debt	14,175	—					14,175	10,512			4,606	(4)	20,081
Capital Securities	6,109	—					6,109	13,718			1,038	(4)	18,789
Senior Notes	—	—					—	3,049	846	(4)			3,895

Total Interest Expense	207,967	25,226	—		5,544		227,649	354,065	846		78,308		504,252

Net Interest Income	700,399	45,274	—		10,513		756,186	547,035	13,579		91,777		1,381,419
Provision for Loan Losses	19,500	6,326					25,826	3,379					29,205

Net Interest Income after Provision for Loan Losses	680,899	38,948	—		10,513		730,360	543,656	13,579		91,777		1,352,214

Non-Interest Income:
Customer Related Fees & Service Charges	70,580	6,314					76,894	50,730					127,624
Investment Management, Commissions & Trust Fees	12,329	863					13,192	18,772					31,964
Mortgage Banking Income	3,757	391					4,148	339,676					343,824
Other Income	20,606	1,418					22,024	15,496					37,520
Securities Gains, net	11,704	11,618					23,322	769					24,091

Total Non-Interest Income	118,976	20,604	—		—		139,580	425,443	—		—		565,023

Non-Interest Expense:
Employee Compensation & Benefits	171,214	28,693					199,907	234,867					434,774
Occupancy & Equipment, net	59,921	11,831	173	(9)			71,925	68,590	105	(4)			140,620
Other Operating Expenses	63,461	14,099					77,560	113,847					191,407
Amortization of Identifiable Intangibles	5,665	172	2,883	(9)			8,720	—	19,676	(4)			28,396
Merger Related Costs	—	1,691					1,691	47,159					48,850

Total Non-Interest Expense	300,261	56,486	3,056		—		359,803	464,463	19,781		—		844,047

Income Before Income Taxes on Continuing Operations	499,614	3,066	3,056		10,513		510,137	504,636	33,360		91,777		1,073,190
Provision for Income Taxes on Continuing Operations	168,370	975	1,039		3,574		171,880	218,423	11,342		31,204		410,165

Net Income from Continuing Operations	$331,244	$2,091	$2,017		$6,939		$338,257	$286,213	$22,018		$60,573		$663,025

Earnings Per Share on Continuing Operations:
Basic	$2.09	$0.10					$2.01	$2.44					$2.08
Diluted	2.06	0.10					1.98	2.38					2.06
Weighted Average Shares Outstanding:
Basic	158,265	20,365			(6)		168,375	117,354			(6)		318,908
Diluted	160,721	20,365			(6)		170,831	120,305			(6)		321,363

(1) TrustCompany results of operations and purchase accounting amortization/accretion for the period ended May 14, 2004.

See Accompanying “Notes to the Unaudited Pro FormaCombined Condensed Financial Statements”

NOTES TO THE UNAUDITED PRO FORMA
COMBINED CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

     The Unaudited Pro Forma Combined Condensed Consolidated Balance Sheet (“Pro Forma Balance Sheet”) combines the historical balance sheets of North Fork Bancorporation, Inc. (“North Fork”) and GreenPoint Financial Corp. (“GreenPoint”) giving effect to the consummation of the GreenPoint merger (“Merger”) as of September 30, 2004. The Unaudited Pro Forma Combined Condensed Consolidated Statements of Income (“Pro Forma Income Statements”) for the years ended December 31, 2003 and the nine months ended September 30, 2004 give effect to the consummation of the North Fork, GreenPoint and The Trust Company of New Jersey (“TCNJ” or “TrustCompany”) mergers as if such transactions had become effective on January 1, 2003. The TrustCompany merger was completed on May 14, 2004 through the exchange of 1.0 share of North Fork common stock for each outstanding common share of TrustCompany. The TrustCompany Pro Forma Combined Condensed Consolidated Financial Statements (“Pro Forma Financial Statements”) were previously filed by North Fork on a Current Report on Form 8-K/A with the Securities and Exchange Commission (“SEC”) dated June 29, 2004. The mergers have been accounted for using the purchase method of accounting and giving effect to the related pro forma adjustments described in the accompanying notes to the Unaudited Pro Forma Combined Condensed Consolidated Financial Statements.

     The Pro Forma Financial Statements included herein are presented for information purposes only. They include various estimates and may not necessarily be indicative of the financial position or results of operations that would have occurred if the merger(s) had been consummated on the date or at the beginning of the periods indicated or which may be obtained in the future. These statements and accompanying notes should be read together with the historical financial statements, including the notes thereto, of North Fork, GreenPoint and Trustcompany that we have presented in our prior filings with the SEC.

     We anticipate that the merger(s) will provide the combined company with financial benefits including cost savings and enhanced revenue opportunities. The pro forma information, while helpful in illustrating the financial characteristics of the combined company under one set of assumptions, does not reflect benefits of expected cost savings or revenue opportunities and, accordingly, does not attempt to predict or suggest future results. It also does not necessarily reflect what the historical results of the combined company would have been had our companies been combined during these periods.

Note (1) Basis of Presentation

     The GreenPoint merger was completed on October 1, 2004 through the exchange of 1.0514 shares of North Fork’s common stock for each outstanding common share of GreenPoint (exchange ratio of 1.0514). The Trustcompany merger was completed on May 14, 2004 through the exchange of 1.0 share of North Fork common stock for each outstanding common share of TrustCompany; therefore, the “North Fork Historical” information presented on the Pro Forma Balance Sheet at September 30, 2004 includes TrustCompany’s net assets at fair value. At the date of the merger, TrustCompany had $4.1 billion in total assets, $1.4 billion in securities, $2.1 billion in net loans, $3.2 billion in deposits and $.7 billion in borrowings. The Pro Forma Income Statements for the nine months ended September 30, 2004 include TrustCompany’s results of operations for the period ended May 14, 2004.

     GreenPoint’s and TrustCompany’s fair value adjustments for securities, loans, premises & equipment, deposits and borrowings were determined by the management of North Fork with the assistance of certain investment banking and consulting firms. The resulting premiums and discounts for purposes of the Pro Forma Financial Statements, where appropriate, are being amortized and accreted into income as more fully described in Notes 4 and 9.

     Deferred tax assets and liabilities were recorded to reflect the tax consequences associated with differences between the tax basis and book basis of the assets acquired and liabilities assumed, using an effective tax rate of 34%. North Fork’s, Trustcompany’s, and GreenPoint’s effective tax rates for the twelve months ended December 31, 2003 and for the nine months ended September 30, 2004 were 33.9%, 11.5%, and 37.3%, respectively, and 33.7%, 31.8% and 43.3%, respectively. North Fork calculated an expected pro forma combined effective tax rate of 34% based on the basis of federal, state and local statutory tax rates in effect at December 31, 2003 and September 30, 2004.

     Certain reclassifications have been made to Trustcompany’s and GreenPoint’s historical financial information in order to conform to North Fork’s financial information.

GreenPoint’s Pro Forma Adjustments

Note (2)

     A reconciliation of the excess consideration paid by North Fork over GreenPoint’s net assets acquired (“Goodwill”) is as follows (in thousands):

Cost to Acquire GreenPoint:	Note
North Fork Common Stock Issued	(2A	)			$6,606,411
Estimated Cash Paid for Transaction Costs, net of taxes (1)	(3)				157,935

Consideration Paid for GreenPoint					6,764,346
GreenPoint Net Assets at Fair Value:
GreenPoint’s Stockholders’ Equity at September 30, 2004	(2B	)	$1,944,456
Add: Cash Received for Stock Options and Related Tax Benefit (1)	(2C	)	358,312
Add: Cash Received upon Termination of GreenPoint’s ESOP and Related Tax Benefit (1)	(2B	)	136,902
Add: Reversal of Accumulated Other Comprehensive Income	(2B	)	61,111
Less: State & Local Tax Bad Debt Recapture, Net of Federal Benefit	(2F	)	(45,000)
Less: Write-off of Identifiable Intangibles	(2B	)	(395,065)

Subtotal				$2,060,716
Fair Value Adjustments:
Total Securities (2)	(2D	)	(103,043)
Loans Held-for-Investment	(2D	)	86,204
Loans Held-for-Sale	(2D	)	65,000
Premise & Equipment (3)	(2D	)	45,674
Time Deposits	(2D	)	(62,496)
Collateralized Borrowings	(2D	)	(251,589)
Subordinated Debt	(2D	)	(36,850)
Capital Securities	(2D	)	(31,413)
Senior Notes	(2D	)	4,176
Liability Under Recourse Exposure	(2D	)	(160,000)

Fair Value Adjustments			(444,337)
Less: Tax Effect of Fair Value Adjustments (1)			165,170

Total Adjustment to Net Assets Acquired				(279,167)

Adjusted Net Assets Acquired					1,781,549

Subtotal					4,982,797
Core Deposit Intangibles	(2E	)		113,726
Less: Tax Effect of Core Deposit Intangible (1)				(38,667)

Core Deposit Intangible, net of taxes					75,059

Estimated Goodwill Recognized					$4,907,738

(1)	Assumed effective tax rate of 34%

(2)	Includes a $43.2 impairment adjustment on certain equity securities which has not been accreted into income in the pro forma income statements (See Note (4) for details).

(3)	Includes a land fair value adjustment of $41.5 million.

Purchase accounting adjustments were estimated as follows:

A.	Issuance of 151,836,604 shares of North Fork’s common stock at $43.51 (North Fork’s average closing price from February 12, 2004 to February 19, 2004) for GreenPoint’s 133,338,499 outstanding shares of common stock plus 11,075,239 employee stock options assumed to be exercised prior to the merger at an exchange ratio of 1.0514 (See item 7C below). These pro forma adjustments include $1.5 million to common stock and $6,605 million to additional paid in capital.

B.	Elimination of GreenPoint’s stockholders’ equity at September 30, 2004 including accumulated other comprehensive income which represents the reversal of the unrealized loss on available-for-sale securities (including a $41.9 million net deferred tax asset), the write-off of GreenPoint’s existing goodwill, and the cash received upon the termination of GreenPoint’s Employee Stock Ownership Plan (“ESOP”) (utilized to pay off the existing ESOP loan) and the associated tax benefit.

C.	Cash proceeds from the exercise of 11,075,239 employee stock options (weighted average grant price of $26.016), inclusive of related tax benefits approximating $70.2 million. This assumes all of GreenPoint’s stock options outstanding are exercised prior to the merger date.

D.	Fair value adjustments reflect the allocation of the acquisition cost to the assets acquired and liabilities assumed based on their estimated fair values.

E.	North Fork retained an independent valuation firm to assist in the core deposit intangible valuation. The related premium is being amortized over its estimated useful life of 11 years on an accelerated basis.

F.	Represents New York State and New York City tax bad debt recapture expense.

Note (3)

     Transaction and direct acquisition costs associated with the merger are estimated at $157.9 million, net of taxes. Estimated transaction and direct acquisition costs have been estimated in accordance with the criteria specified in EITF Issue No. 95-3 “Recognition of Liabilities in Connection with a Purchase Business Combination” and included in the Pro Forma Balance Sheet as a component of Goodwill (See Note (2) above). A summary of these costs, based on North Fork’s estimates, are as follows:

(in thousands)
Professional Fees	$17,092
Merger Related Compensation and Severance	155,721
Facilities and Systems	14,000
Other Merger Related Costs	15,000

Total Pre-Tax Transaction Costs	201,813
Less: Related Tax Benefit	(43,878)

Estimated Transaction Costs, Net of Taxes	$157,935

     Professional Fees include investment banking, legal and other professional fees and expenses associated with shareholder and customer notifications. Merger Related Compensation and Severance costs include employee severance, compensation arrangements, transitional staffing and related employee benefit expenses. Facilities and System costs include lease termination charges and equipment write-offs resulting from the elimination of GreenPoint’s headquarters and operational facilities. Also reflected are the costs associated with the cancellation of certain data and item processing contracts and the deconversion of GreenPoint’s computer systems. Other Merger Related Costs include: (a) costs associated with obtaining directors’ and officers’ liability insurance for GreenPoint directors and officers subsequent to the merger; (b) estimated consulting costs associated with employee benefits and other employee related matters for terminated employees and the assessment of computer systems and programs which will be discontinued upon consummation of the merger; (c) the write off of certain other assets (i.e. prepaid expenses) which will provide no continuing benefit to the combined entity upon consummation of the merger; and (d) the purchase of fiduciary liability and other insurance coverage for any prior acts. Refinements to the foregoing estimates may occur subsequent to the completion of the merger. Merger-related costs incurred by GreenPoint have been expensed as incurred. As of September 30, 2004, GreenPoint had recognized $47.2 million in merger related costs that have not been included in the above table. All other costs incurred by North Fork will be capitalized or expensed as incurred, based on the nature of the costs and North Fork’s accounting policies for these costs.

Note (4)

     The following table summarizes the actual fair value adjustments included on the Pro Forma Balance Sheet and the impact of amortizing and/or accreting the respective adjustments into income over their estimated useful lives:

			Twelve Months
(in thousands)			Ended	Nine Months Ended
	Gross	Estimated	December 31, 2003	September 30, 2004
Balance Sheet	Premiums/	Life	Amortization/	Amortization/
Category	(Discounts)	in Years	(Accretion)	(Accretion)
Securities	($59,864)	4	($23,946)	($13,469)
Loans Held-for-Sale (1)	65,000		65,000	—
Loans Held-for-Investment	86,204	10	15,673	10,580
Building	4,218	30	141	105
Time Deposits	(62,496)	3	(31,248)	(15,624)
Collateralized Borrowings	(251,589)	7	(76,230)	(54,887)
Subordinated Debt	(36,850)	6	(6,142)	(4,606)
Capital Securities	(31,413)	23	(1,384)	(1,038)
Senior Notes	4,176	4	1,129	846
Core Deposit Intangible	113,726	11	25,795	19,676

Total	($168,888)		($31,212)	($58,417)

The level yield method has been utilized for the adjustments above with the exception of the premium recorded on Buildings, which will be recognized using the straight line method.

(1)	Loans Held-for-Sale at October 1, 2004 were recorded at their estimated fair value, which exceeded their historical carrying value by approximately $65 million (or $43 million on an after tax basis). The fair value adjustment reflects the estimated economic gain on the actual sale of these loans in the fourth quarter of 2004. The impact of this one-time write-up is limited to the fourth quarter of 2004 with no effect on future operating performance of the mortgage company.

Note (5)

     The following table summarizes the impact of the amortization/ (accretion) of the purchase accounting adjustments made in connection with the GreenPoint merger on North Fork’s results of operations for the following years, assuming such transaction had become effective on January 1, 2003:

(in thousands)			Net (Increase)/
			Decrease in
Projected Future Amounts	Core Deposit	Net (Accretion)/	Income Before
for the Year Ended December 31:	Intangible	Amortization	Taxes
2003	$25,795	($57,007)	($31,212)
2004	26,235	(104,123)	(77,888)
2005	19,046	(73,164)	(54,118)
2006	14,519	(37,078)	(22,559)
2007	14,014	(7,294)	6,720
2008 and Thereafter	14,117	(3,948)	10,169

The average useful life of the core deposit intangible was 11 years and is being amortized utilizing the accelerated basis determined in preparing the valuation analysis.

Note (6)

     For the twelve months ended December 31, 2003, the North Fork/TrustCompany Pro Forma Combined basic and fully diluted weighted average common shares outstanding were determined by adding North Fork’s historical weighted average number of common and common stock equivalents and the 20,372,767 shares assumed to be issued to Trustcompany’s stockholders under the terms of the merger agreement (18,387,801 shares of common stock outstanding at December 31, 2003 plus 1,984,966 stock options outstanding at December 31, 2003). The Pro Forma Combined basic and fully diluted weighted average common shares outstanding were determined by adding North Fork’s pro forma weighted average number of common and common stock equivalents giving effect to the Trustcompany acquisition and 156,585,732 shares assumed to be issued to GreenPoint stockholders under the terms of the merger agreement (137,812,874 average shares of common stock outstanding for the twelve months ended December 31, 2003 plus 11,117,820 stock options outstanding at December 31, 2003 at an exchange ratio of 1.0514).

     For the nine months ended September 30, 2004, the North Fork/TrustCompany Pro Forma Combined basic and fully diluted weighted average common shares outstanding were determined by adding North Fork’s weighted average number of common and common stock equivalents and the pro forma impact of the 20,365,177 shares issued to TrustCompany’s stockholders on May 14, 2004 (18,527,589 shares of common stock outstanding at May 14, 2004 plus 1,837,588 stock options outstanding at May 14, 2004). The Pro Forma Combined basic and fully diluted weighted average common shares outstanding were determined by adding North Fork’s pro forma weighted average number of common and common stock equivalents giving effect to the Trustcompany acquisition and 150,532,557 shares assumed to be issued to GreenPoint stockholders under the terms of the merger agreement (132,098,203 average shares of common stock outstanding for the nine months ended September 30, 2004 plus 11,075,239 stock options outstanding at September 30, 2004 at an exchange ratio of 1.0514).

Note (7)

     The elimination of Federal Funds Sold from North Fork to GreenPoint and the related income statement impact on the Pro Forma Combined entity during the nine months ended September 30, 2004.

Note (8)

     North Fork’s estimated fourth quarter of 2004 dividend payable totaling $46.3 million on GreenPoint’s common shares issued and outstanding at September 30, 2004.

Trustcompany’s Pro Forma Adjustments

Note (9)

     The following table summarizes the actual fair value adjustments and the impact of amortizing and/or accreting the respective adjustments into income over their estimated useful lives:

			Twelve Months	For the Period
(in thousands)			Ended	Ended
		Estimated	December 31, 2003	May 14, 2004
	Premiums/	Life	Amortization/	Amortization/
Category	(Discounts)	In Years	(Accretion)	(Accretion)
Securities	($28,916)	8	($3,614)	($1,355)
Loans	(49,557)	8	(11,013)	(3,614)
Building	13,871	30	462	173
Time Deposits	(11,136)	3	(5,568)	(1,392)
Collateralized Borrowings	(35,002)	5	(11,296)	(4,152)
Core Deposit Intangible	39,352	8	8,218	2,883

Total	($71,388)		($22,811)	($7,457)

The level yield method has been utilized for the adjustments above with the exception of the premium recorded on Buildings, which will be recognized using the straight-line method.

Note (10)

     The following table summarizes the impact of the amortization/(accretion) of the purchase accounting adjustments made in connection with the Trustcompany merger on North Fork’s results of operations for the following years, assuming such transaction had become effective on January 1, 2003:

(in thousands)			Net (Increase)/
			Decrease in
Projected Future Amounts	Core Deposit	Net (Accretion)/	Income Before
for the Years Ended December 31,	Intangible	Amortization	Taxes
2003	$8,218	($31,029)	($22,811)
2004	7,688	(27,573)	(19,885)
2005	6,595	(21,345)	(14,750)
2006	5,502	(14,078)	(8,576)
2007	4,409	(9,170)	(4,761)
2008 and Thereafter	6,940	(7,545)	(605)

The average useful life of the core deposit intangible was 8 years and is being amortized utilizing the accelerated basis determined in preparing the valuation analysis.

Note (11)

     The following table summarizes the impact of North Fork’s 3-for-2 stock split declared on September 28, 2004 and distributed on November 15, 2004 to shareholders of record at the close of business on October 29, 2004:

	For the Twelve	For the Nine
	Months Ended	Months Ended
(in thousands, except per share amounts)	December 31, 2003	September 30, 2004
Pro Forma Combined Net Income from Continuing Operations	$921,433	$663,025
Pro Forma Weighted Average Shares Outstanding:
Basic	327,828	318,908
Diluted	329,475	321,363
Pro Forma Earnings per Share on Continuing Operations:
Basic	$2.81	$2.08
Diluted	2.80	2.06
Pro Forma Weighted Average Shares Outstanding (3-for-2 post split basis):
Basic	491,742	478,362
Diluted	494,213	482,045
Pro Forma Earnings per Share on Continuing Operations:
Basic	$1.87	$1.39
Diluted	1.86	1.38